February 1, 2008

CITIZENSSELECT FUNDS - CitizensSelect Prime Money Market Fund - CitizensSelect Treasury Money Market Fund

Supplement to Prospectus dated September 1, 2007

      The following information supplements the information contained in the section of the Fund’s Prospectus entitled “Account Policies – Concepts to understand”:

     Amortized cost: A method of valuing money market fund’s portfolio securities, which does not take into account unrealized gains or losses. As a result, portfolio securities are valued at their acquisition cost, adjusted over time based on the discounts or premiums reflected in their purchase price. Each fund uses this valuation method pursuant to Rule 2a-7 under the 1940 Act in order to be able to price its shares at $1.00 per share. In accordance with Rule 2a-7, each fund is subject to certain maturity, quality and diversification requirements designed to help it maintain the $1.00 share price.